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                                  TABLE OF CONTENTS

   ARTICLE 1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . .1

   ARTICLE 2  Selection, Enrollment, Eligibility . . . . . . . . . . . . . .5

       2.1    Selection by Committee.  . . . . . . . . . . . . . . . . . . .5
       2.2    Enrollment Requirements  . . . . . . . . . . . . . . . . . . .6
       2.3    Eligibility; Commencement of Participation . . . . . . . . . .6
       2.4    Termination of Participation and/or Deferrals  . . . . . . . .6

   ARTICLE 3  Deferral Commitments/Interest Crediting  . . . . . . . . . . .6

       3.1    Minimum Deferral . . . . . . . . . . . . . . . . . . . . . . .6
       3.2    Maximum Deferral . . . . . . . . . . . . . . . . . . . . . . .7
       3.3    Election to Defer; Effect of Election Form . . . . . . . . . .7
       3.4    Withholding of Deferral Amounts  . . . . . . . . . . . . . . .7
       3.5    Company Matching Contribution  . . . . . . . . . . . . . . . .7
       3.6    Interest Crediting Prior to Distribution . . . . . . . . . . .8
       3.7    Interest Crediting for Installment Distributions . . . . . . .8
       3.8    FICA Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .8

   ARTICLE 4  Short-Term Payout; Unforeseeable Financial Emergencies;
              Withdrawal Election .  . . . . . . . . . . . . . . . . . . . .9

       4.1    Short-Term Payout  . . . . . . . . . . . . . . . . . . . . . .9
       4.2    Withdrawal Payout/Suspensions for Unforeseeable Financial
              Emergencies  . . . . . . . . . . . . . . . . . . . . . . . . .9
       4.3    Withdrawal Election  . . . . . . . . . . . . . . . . . . . . .9

   ARTICLE 5  Retirement Benefit . . . . . . . . . . . . . . . . . . . . . 10

       5.1    Retirement Benefit . . . . . . . . . . . . . . . . . . . . . 10
       5.2    Payment of Retirement Benefits . . . . . . . . . . . . . . . 10
       5.3    Death Prior to Completion of Retirement Benefits . . . . . . 10

   ARTICLE 6  Pre-Retirement Survivor Benefit  . . . . . . . . . . . . . . 10

       6.1    Pre-Retirement Survivor Benefit  . . . . . . . . . . . . . . 10
       6.2    Payment of Pre-Retirement Survivor Benefits. . . . . . . . . 10

   ARTICLE 7  Termination Benefit  . . . . . . . . . . . . . . . . . . . . 11

       7.1    Termination Benefits . . . . . . . . . . . . . . . . . . . . 11
       7.2    Payment of Termination Benefit . . . . . . . . . . . . . . . 11
       7.3    Death Prior to Completion of Termination Benefits  . . . . . 11

   ARTICLE 8  Disability Waiver and Benefit  . . . . . . . . . . . . . . . 11

       8.1    Disability Waiver  . . . . . . . . . . . . . . . . . . . . . 11
       8.2    Benefit Eligibility  . . . . . . . . . . . . . . . . . . . . 12



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   ARTICLE 9  Beneficiary Designation  . . . . . . . . . . . . . . . . . . 12

       9.1    Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . 12
       9.2    Beneficiary Designation; Change; Spousal Consent . . . . . . 12
       9.3    Acknowledgment . . . . . . . . . . . . . . . . . . . . . . . 12
       9.4    No Beneficiary Designation . . . . . . . . . . . . . . . . . 13
       9.5    Doubt as to Beneficiary  . . . . . . . . . . . . . . . . . . 13
       9.6    Discharge of Obligations . . . . . . . . . . . . . . . . . . 13

  ARTICLE 10  Leave of Absence . . . . . . . . . . . . . . . . . . . . . . 13

      10.1    Paid Leave of Absence  . . . . . . . . . . . . . . . . . . . 13
      10.2    Unpaid Leave of Absence  . . . . . . . . . . . . . . . . . . 13

  ARTICLE 11  Termination, Amendment or Modification . . . . . . . . . . . 14

      11.1    Termination  . . . . . . . . . . . . . . . . . . . . . . . . 14
      11.2    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . 14
      11.4    Effect of Payment  . . . . . . . . . . . . . . . . . . . . . 14

  ARTICLE 12  Administration . . . . . . . . . . . . . . . . . . . . . . . 14

      12.1    Committee Duties . . . . . . . . . . . . . . . . . . . . . . 14
      12.2    Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
      12.3    Binding Effect of Decisions  . . . . . . . . . . . . . . . . 15
      12.4    Indemnity of Committee . . . . . . . . . . . . . . . . . . . 15
      12.5    Employer Information . . . . . . . . . . . . . . . . . . . . 15

  ARTICLE 13  Claims Procedures  . . . . . . . . . . . . . . . . . . . . . 15

      l3.l    Presentation of Claim  . . . . . . . . . . . . . . . . . . . 15
      l3.2    Notification of Decision . . . . . . . . . . . . . . . . . . 15
      13.3    Review of a Denied Claim . . . . . . . . . . . . . . . . . . 16
      13.4    Decision on Review . . . . . . . . . . . . . . . . . . . . . 16
      13.5    Legal Action . . . . . . . . . . . . . . . . . . . . . . . . 16
      l3.6    Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . 16

  ARTICLE 14  Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

      14.1    Establishment of Trust . . . . . . . . . . . . . . . . . . . 18
      14.2    Interrelationship of the Plan and the Trust  . . . . . . . . 18

  ARTICLE 15  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . 18

      15.1    Unsecured General Creditor . . . . . . . . . . . . . . . . . 18
      15.2    Employer's Liability . . . . . . . . . . . . . . . . . . . . 18
      15.3    Nonassignability . . . . . . . . . . . . . . . . . . . . . . 18
      15.4    Coordination with Other Benefits . . . . . . . . . . . . . . 18
      15.5    Not a Contract of Employment . . . . . . . . . . . . . . . . 19


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       15.6   Furnishing Information . . . . . . . . . . . . . . . . . . . 19
       15.7   Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
       15.8   Captions . . . . . . . . . . . . . . . . . . . . . . . . . . 19
       15.9   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . 19
       15.10  Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
       15.11  Successors . . . . . . . . . . . . . . . . . . . . . . . . . 20
       15.12  Spouse's Interest  . . . . . . . . . . . . . . . . . . . . . 20
       15.13  Validity . . . . . . . . . . . . . . . . . . . . . . . . . . 20
       15.14  Incompetent  . . . . . . . . . . . . . . . . . . . . . . . . 20
       15.15  Distribution in the Event of Taxation  . . . . . . . . . . . 20
       15.16  Legal Fees to Enforce Rights After Change in Control . . . . 21


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                       HERBALIFE INTERNATIONAL OF AMERICA, INC.
                                   SENIOR EXECUTIVE
                              DEFERRED COMPENSATION PLAN
                              EFFECTIVE JANUARY 1, 1996

                                       PURPOSE

The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of HERBALIFE INTERNATIONAL OF AMERICA, INC., a California corporation, and its subsidiaries.

                                      ARTICLE 1
                                     DEFINITIONS

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1    "Account Balance" shall mean, with respect to a Participant, the sum of
       (a) his or her Elective Deferral Account plus (b) his or her Employer Matching Contribution Account. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to or in respect of a Participant pursuant to the Plan.

1.2 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary, paid annually in respect of a Plan Year to a Participant as an employee under the Company's Management Incentive Plan. An annual Bonus for a Plan Year may, but need not, be paid during such Plan Year.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary and/or Annual Bonus that a Participant elects to have and is deferred, in accordance with Article 3, for any one Plan Year.

1.4 "Base Annual Salary" shall mean the annual compensation (excluding bonuses, commissions, overtime. incentive payments, non-monetary awards, Directors Fees and other fees, stock options and grants, and car allowances) paid to a Participant for services rendered to any Employer, before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans (other than compensation deferred under individual employment Contracts) of any Employer. The Committee may, in its discretion, with respect to any one or more Participants establish for any Plan Year a limit on the amount of Base Annual Salary to be taken into account under this


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       Plan.  Such limitation shall be reflected in the Participant's Plan
       Agreement, as it may be amended from time to time.

1.5 "Beneficiary" shall mean one or more persons, trusts. estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under the Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7    "Board" shall mean the board of directors of the Company.

1.8 "Change in Control" shall mean the first to occur of any of the following events:

       (a) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")), other than Mark Hughes, the Hughes Family Trust or any entity with respect to which Mark Hughes has investment or dispositive power or authority, after the date hereof becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50 percent or more of the Company's capital stock entitled to vote in the election of directors;

       (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof. unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors still in office who were directors at the beginning of the period;

       (c) Any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than 50 percent of the common stock of the surviving corporation immediately after the consolidation or merger;

       (d) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

       (e) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member.

1.9    "Claimant" shall have the meaning set forth in Section 13.1.


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1.10   "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.11 "Committee" shall mean the administrative committee appointed to manage and administer the Plan in accordance with its provisions pursuant to
       Article 12.

1.12 "Company" shall mean HERBALIFE INTERNATIONAL OF AMERICA, INC., a California corporation.

1.13 "Company Matching Contribution" shall mean any contribution made and credited to Employer Matching Contribution Accounts by the Company in accordance with Section 3.5 below.

1.14 "Crediting Rate" shall mean, for each plan year, an interest rate equal to 120 percent of the "Moody's Corporate Bond Rate" in effect for September (and published in the immediately following October) of the prior year. The "Moody's Corporate Bond Rate" is an arithmetic average of yields of representative bonds, including industrials, public utilities, Aaa, Aa, A and Baa bonds, published by Moody's Investors Service, Inc. or any successor to that service.

1.15 "Deduction Limitation" shall mean the following described limitation on the annual benefit that may be distributed pursuant to the provisions of this Plan. The limitation shall be applied to distributions under this Plan as expressly set forth in this Plan. If the Company determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Company would not be deductible by the Company solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Company to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Company may defer all or any portion of the distribution. Any amounts deferred pursuant to this limitation shall continue to be credited with interest in accordance with Section 3.6 below. The amounts so deferred and interest thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Company in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Company during which the distribution is made will not be limited by
       Section 162(m), or if earlier, the effective date of a Change in Control.

1.16 "Deferral Amount" shall mean the sum of all of a Participant's Annual Deferral Amounts.

1.17 "Directors Fees" shall mean the annual cash fees paid by any Employer, including retainer fees and meetings fees, as compensation for serving on the board of directors of an Employer.


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1.18   "Disability" shall mean where, because of injury or sickness, a
       Participant cannot perform each of the material duties of his or her regular occupation.

1.19 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.20 "Elective Deferral Account" shall mean the sum of (a) a Participant's Deferral Amount, plus (b) interest thereon credited in accordance with all the applicable interest crediting provisions of the Plan, net of all distributions from such Account. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to the Plan.

1.21 "Employer" shall mean the Company and/or any of its subsidiaries that have been selected by the Board to participate in the Plan.

1.22 "Employer Matching Contribution Account" shall mean the sum of (a) Participant's share of Company Matching Contributions plus (b) interest thereon credited in accordance with the applicable interest crediting provisions of the Plan, net of all distributions from such Account. This Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to the Plan.

1.23 "Participant" shall mean any employee (a) who is selected to participate in the Plan, (b) who elects to participate in the Plan, (c) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (d) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (e) who commences participation in the Plan, and (f) whose Plan Agreement has not terminated.

1.24 "Plan"shall mean the Company's Senior Executive Deferred Compensation Plan. which shall be evidenced by this instrument and, with respect to each Participant, by his or her Plan Agreement, as each may be amended from time to time.

1.25 "Plan Agreement" shall mean a written agreement. as may be amended from time to time, which is entered into by and between one or more Employers and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled to under the Plan, and shall specify, the Employer or Employers liable for the Participant's benefits hereunder and the magnitude or extent of such liability. The Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement and each Employer's liability. Upon the complete payment of a Participant's Account Balance, each individual's Plan Agreement and his or her status as a Participant shall terminate.

1.26   "Plan Year" shall be the calendar year, starting, with 1996.


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1.27   "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
       Article 6.

1.28 "Retirement," "Retire," "Retires," or "Retired" shall mean severance from employment or service with all Employers for any reason other than a leave of absence on or after the attainment of (a) age fifty (50) and the completion of ten (10) Years of Service, (b) age fifty-five (55) and the completion of five (5) Years of Service. (c) age sixty-five (65), whichever is earliest.

1.29   "Retirement Benefit" shall mean the benefit set forth in Article 5.

l.30   "Short-Term Payout" shall mean the payout set forth in Section 4. 1.

l.31   "Termination Benefit" shall mean the benefit set forth in Article 7.

1.32 "Termination of Employment" shall mean the ceasing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement. death or an authorized leave of absence.

1.33 "Trust" shall mean the trust established pursuant to that certain Trust Agreement. dated as of January 1, 1996, between the Company and the trustee named therein. as amended from time to time.

l.34 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (a) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (b) a loss of the Participant's property due to casualty, or (c) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole and absolute discretion of the Committee.

1.35 "Years of Service" shall mean the total number of years in which a Participant has been employed by or in the service of an Employer. For purposes of this definition only, a year of employment or service shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Participant's date of hire (or engagement) and that, for any subsequent year, commences on an anniversary of that hiring date.

                                      ARTICLE 2
                          SELECTION, ENROLLMENT. ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to employees of an Employer who are (a) part of a select group of management or highly compensated employees and (b) at the rank of Senior Vice President or higher. From the foregoing, the Committee shall select, in its sole and absolute discretion. employees to participate in the Plan.


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2.2    ENROLLMENT REQUIREMENTS. As a condition to participation. each selected employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole and absolute discretion are necessary.

2.3 ELIGIBILITY: COMMENCEMENT OF PARTICIPATION. An employee selected to participate herein may commence participation upon the January 1 or July 1 immediately following or coinciding with the date he or she has completed all enrollment requirements set forth herein and required by the Committee, including returning all required documents to the Committee and the Committee's acceptance of all submitted documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer meets the requirement of Sections 2. 1 (a) and (b) hereof. the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan. If the Committee chooses not to terminate the Participant's participation in the Plan, the Committee may, it its sole discretion, reinstate the Participant to full Plan participation at such time in the future as the Participant again meets the requirements of Sections 2.1(a) and (b).

                                      ARTICLE 3
                       DEFERRAL COMMITMENTS/INTEREST CREDITING.

3.1    MINIMUM DEFERRAL.


       (a) MINIMUM. For each Plan Year, a Participant may elect to defer Base Annual Salary and/or Annual Bonus paid in respect of such Plan Year in the following minimum amounts for each deferral elected:


                                                 Minimum
                        Deferral                 Amount
                        --------                 ------
                        Base Annual Salary       $2,000

                        Annual Bonus             $2,000

              If no election is made, the amount deferred shall be zero.


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              (b)       SHORT PLAN YEAR. If a Participant first becomes  a
                        Participant after the first day of a Plan Year, the minimum Base Annual Salary and/or Annual Bonus deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2 MAXIMUM DEFERRAL. For each Plan Year, a Participant may elect to defer Base Annual Salary and/or Annual Bonus up to the following maximum amounts for each deferral elected:


                                           Maximum
              Deferral                     Amount
              --------                     ------
              Base Annual Salary             50%

              Annual Bonus                  100%

3.3 ELECTION TO DEFER; EFFECT OF ELECTION FORM. In connection with a Participant's commencement of participation in the Plan, the Participant shall make a deferral election by delivering to the Committee a completed and signed Election Form, which election and form must be accepted by the Committee for a valid election to exist. For each succeeding Plan Year, a new Election Form must be delivered to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If no Election Form is timely delivered for a Plan Year, no Annual Deferral Amount shall be withheld for that Plan Year.

3.4 WITHHOLDING OF DEFERRAL AMOUNTS. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld each payroll period in equal amounts from the Participant's Base Annual Salary. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus is or otherwise would be paid to the Participant. The Annual Deferral Amount shall be credited to the Participant's Elective Deferral Account. A Participant shall at all times have a fully vested and nonforfeitable interest in his or her Elective Deferral Account.

3.5 COMPANY MATCHING CONTRIBUTION. Each Plan Year, the Company shall make a Company Matching Contribution on behalf of a Participant. Such contribution shall be equal to 100 percent of the Participant's Annual Deferral Amount that does not exceed 10 percent of the sum of the Participant's Base Annual Salary. These contributions shall be credited to the Participant's Employer Matching Contribution Account. A Participant will at all times have a fully vested and nonforfeitable interest in each year's contribution (including interest to be credited thereto).


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3.6    INTEREST CREDITING PRIOR TO DISTRIBUTION.  Prior to any distributions of benefits under Articles 4, 5, 6 or 7, interest shall be credited and compounded annually on a Participant's Account Balance as though the Annual Deferral Amount and the Company Matching Contribution for that Plan Year was withheld or contributed, as the case may be, at the beginning of the Plan Year or, in the case of the first year of Plan participation, was withheld as contributed, as the case may be, on the date that the Participant commenced participation in the Plan; provided that interest shall be credited on the portion of the Annual Deferral Amount attributable to the Annual Bonus as of the last day of the pay period ending closest to the date the Annual Bonus is actually paid.
       The rate of interest for crediting shall be the Crediting Rate. In the event of Retirement, death or a Termination of Employment prior to the end of a Plan Year, the basis for that year's interest crediting will be a fraction of the full year's interest, based on the number of full months that the Participant was employed with the Employer during the Plan Year prior to the occurrence of such event. If a distribution is made under this Plan, for purposes of crediting interest, the Account Balance shall be reduced as of the first day of the month in which the distribution is made.

3.7 INTEREST CREDITING FOR INSTALLMENT DISTRIBUTIONS. In the event a benefit is paid in installments under Article 5 or 6, interest shall be credited and compounded on the undistributed portion of the Participant's Account Balance commencing on the first day of the month in which the Participant terminates employment, using a fixed interest rate that is determined by using the average of the Crediting Rates for the Plan Year in which installment payments commence and the four preceding Plan Years. If a Participant has participated in the Plan for less than five Plan Years, this average shall be determined using the Crediting Rates for the Plan Years during which the Participant actually participated in the Plan.

3.8 FICA TAXES. For each Plan Year in which an Annual Deferral Amount is being withheld, the Participant's Employer(s) shall ratably withhold from that portion of the Participant's Base Annual Salary and/or Annual Bonus that is not being deferred, the Participant's share of FICA taxes on deferred amounts. If necessary, the Committee shall reduce the Annual Deferral Amount in order to comply with this Section.


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                                      ARTICLE 4
               SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                                 WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. Subject to the Deduction Limitation, in connection with each election to defer an Annual Deferral Amount, a Participant may elect to receive a future "Short-Term Payout" from the Plan with respect to that Annual Deferral Amount. The Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus interest credited at the Crediting Rate on that amount. Subject to the other terms and conditions of this Plan, each Short-Term payout elected shall be paid within 60 days of the first day of the Plan Year that is five or more years after the first day of the Plan Year in which the Annual Deferral Amount is actually deferred. Notwithstanding the foregoing, should an event occur that triggers a benefit under
       Article 5, 6. or 7, any Annual Deferral Amount, plus interest thereon, that is subject to a Short-Term Payout election under this Section 4.1 shall not be paid in accordance with Section 4.1, but shall be paid in accordance with the other applicable Article.

4.2 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (a) suspend any deferrals required to be made by a Participant and/or (b) receive partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole and absolute discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval.

4.3 WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all of his or her Account Balance, calculated as if such Participant were receiving a Termination Benefit, less a 10 percent withdrawal penalty (the net amount shall be referred to as the "Withdrawal Amount"). No partial withdrawals of that balance shall be allowed. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The penalty shall be equal to 10 percent of the Participant's Account Balance determined immediately prior to the date of his or her election. Once the Withdrawal Amount is paid, the Participant shall be suspended permanently from further participation in the Plan.


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                                      ARTICLE 5
                                  RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 PAYMENT OF RETIREMENT BENEFITS. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or in equal monthly payments over a period of 60 months. The Participant may change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least three years prior to the Participant's Retirement. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days from the date the Participant Retires.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFITS. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of months and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum. if requested by the beneficiary and allowed at the sole and absolute discretion of the Committee. The lump sum payment will be the Participant's Account Balance at the time of his or her death.

                                      ARTICLE 6
                           PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, if a Participant dies before he or she Retires, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFITS. The Pre-Retirement Survivor Benefit shall be paid in the payment period previously elected by the Participant for the payment of the Retirement Benefit, or, if no election was made, monthly for 5 Years. However, the Pre-Retirement Survivor Benefit payment may be made as a lump sum at the request of the Beneficiary and at the sole and absolute discretion of the Committee. The first (or only payment, if made in lump sum) shall be made within 60 days of the Committee's receiving proof of the Participant's death.


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                                      ARTICLE 7
                                 TERMINATION BENEFIT

7.1 TERMINATION BENEFITS. Subject to the Deduction Limitation, if a Participant experiences a Termination of Employment prior to his or her Retirement. the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance, with interest credited in the manner provided in Section 3.6 hereof.

7.2 PAYMENT OF TERMINATION BENEFIT. A Participant's Termination Benefit shall be paid in a lump sum no later than 60 days following the date of the Participant's Termination of Employment.

7.3 DEATH PRIOR TO COMPLETION OF TERMINATION BENEFITS. If a Participant dies after Termination of Employment, but before the Termination Benefit is paid, the Participant's unpaid Termination Benefit shall be paid to the Participant's Beneficiary.

                                      ARTICLE 8
                            DISABILITY WAIVER AND BENEFIT

8.1    DISABILITY WAIVER.

              (a) ELIGIBILITY. By participating in the Plan, all Participants are eligible for this waiver.

              (b) WAIVER OF DEFERRAL: CREDIT FOR PLAN YEAR OF DISABILITY. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary and/or Annual Bonus for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections.

              (c) RETURN TO WORK. If a Participant returns to employment or service as a director with an Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.


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8.2    BENEFIT ELIGIBILITY.  A Participant suffering a Disability shall, for benefit purposes under this Plan but subject to Section 8. 1, above, continue to be considered to be employed and shall be eligible for the benefits provided for in Articles 4, 5, 6 and 7 in accordance with the provisions of those Articles. Employee shall be considered an active employee for purposes of Section l.35 hereof during a Disability. Notwithstanding the above, the Committee shall have the right, in its sole and absolute discretion and for purposes of this Plan only, to terminate a Participant's employment at any time after such Participant is determined to be permanently and totally disabled under the Participant's Employer's long-term disability plan or would have been determined to be permanently and totally disabled had he or she participated in such plan.

                                      ARTICLE 9
                               BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Where required by law or by the Committee, in its sole and absolute discretion, if the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee. must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.


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9.4    NO BENEFICIARY DESIGNATION.  If a Participant fails to designate a
       Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above, or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan shall be paid to the Participant's issue upon the principle of representation and if there is no such issue, to the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its sole and absolute discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                      ARTICLE 10
                                   LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered actively employed by the Employer for purposes of Section
       1.35 hereof and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered actively employed by the Employer for purposes of Section
       l.35 hereof, but the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the date the Participant returns to paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.


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                                      ARTICLE 11
                        TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Any Employer reserves the right to terminate the Plan at any time with respect to Participants employed by the Employer. Upon the termination of the Plan, the Participant's Account Balance shall be paid out as though the Participant had experienced a Termination of Employment on the date of Plan termination, or. if Plan termination occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired on the date of Plan termination, or, if Plan termination occurs after the Participant Retired and commenced (but not completed) distribution hereunder, benefits shall continue to the Participant pursuant to the terms hereof without regard to the termination. Prior to a Change in Control, an Employer shall have the right, in its sole and absolute discretion, and notwithstanding any elections made by the Participant to pay all such benefits in a lump sum.

11.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer; provided, however, that no amendment or modification shall be effective to decrease a Participant's Account Balance, calculated as though the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification, or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. In addition, no amendment or modification of the Plan shall affect the right of any Participant or Beneficiary who was eligible to or did Retire on or before the effective date of such amendment or modification to receive benefits in the manner he or she elected.

11.3 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 4, 5, 6, or 7 of the Plan shall completely discharge all obligations to a Participant under this Plan and the Participant's Plan Agreement shall terminate.

                                      ARTICLE 12
                                    ADMINISTRATION


12.1 COMMITTEE DUTIES. This Plan shall be administered by a Committee, to be known as the Herbalife Deferred Compensation Plan Committee. which shall consist of individuals approved by the Board. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any Committee member must recuse himself or herself on any matter of personal interest to such member that comes before the Committee.


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12.2   AGENTS.  In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to any Employer.

12.13 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

12.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement. Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                      ARTICLE 13
                                   CLAIMS PROCEDURE

13.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

13.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within 60 days of the making of the claim, and shall notify the Claimant in writing:

       (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

       (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

              (i) the specific reason(s) for the denial of the claim. or any part of it:


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              (ii)    specific reference(s) to pertinent provisions of the Plan
                      upon which such denial was based;

              (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

              (iv)    an explanation of the claim review procedure set forth in
                      Section 13.3 below.

13.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure begins, the Claimant (or the Claimant's duly authorized representative):

       (a)    may review pertinent Documents;

       (b)    may submit written comments or other Documents; and/or

       (c) may request a hearing, which the Committee, in its sole discretion, may grant.

l3.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

       (a)    specific reasons for the decision;

       (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

       (c)    such other matters as the Committee deems relevant.

13.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 13 is a mandatory prerequisite to a Claimant's right to commence any arbitration under Section 13.6 with respect to any claim for benefits under this Plan.

13.6 ARBITRATION. If, after the review process, a claimant seeks further redress, the subject of the dispute shall be submitted to arbitration in accordance with the procedures hereinafter provided in this Section 13.6 (the "Procedures"), which arbitration shall be the exclusive remedy, of the parties hereto. The resulting arbitration award shall be


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       deemed a final order of a court having jurisdiction over the subject matter and shall not be appealable.

       (a) Should any controversy arise between the parties as to which the parties are unable to effect a satisfactory resolution, upon demand of any party, such controversy shall be submitted to arbitration in Los Angeles County, California, in accordance with the terms and provisions of these Procedures and the rules then prevailing of the American Arbitration Association (or any successor organization) to the extent that such rules are not inconsistent with the provisions of these Procedures.

       (b) A party desiring to submit to arbitration any such controversy shall furnish its demand for arbitration in writing to the other party, which demand shall contain a brief statement of the matter in controversy, as well as a list containing the names of three
              (3) suggested arbitrators from which list, or from other sources, the parties shall choose one (1) mutually acceptable arbitrator. If the parties are unable to agree upon the identity of a single arbitrator within ten (10) days from the receipt of such demand, then any party, on behalf of and upon notice to the other party, may request appointment of a single arbitrator by the American Arbitration Association (or any organization successor thereto) in accordance with its rules then prevailing. If the American Arbitration Association (or any organization successor thereto) should fail to appoint the arbitrator within fifteen (15) days after such request is made, then any party, may apply upon notice to the other party, to the court as provided in California Code of Civil Procedure Section 1281.6 or any successor provision for the appointment of such arbitrator. The arbitrator chosen or appointed pursuant to these Procedures ("Arbitrator") shall not be a past or present officer, director or employee of any party to the dispute or any of its affiliates.

       (c) The parties shall be entitled to conduct discovery as permitted under Section 1283.05 of the California Code of Civil Procedure.

       (d) Each party shall furnish the Arbitrator and the other party with a written statement of matters it deems to be in controversy for purposes of the arbitration procedures. Such statement shall also include all arguments, contentions and authorities which it contends substantiate its position. Each party shall also submit a proposed award to the Arbitrator and the other party.

       (e) Such Arbitrator shall render this decision as soon as possible but not later than thirty (30) days after conclusion of hearings before such Arbitrator. The decision shall be in writing, and counterpart copies thereof shall be delivered to each of the parties. The decision shall adopt, unchanged and in its entirety, the award proposed by, one of the parties.


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                                      ARTICLE 14
                                        TRUST

14.1 ESTABLISHMENT OF TRUST. The Company shall establish the Trust, and the Employers shall transfer over to the Trust such assets. if any, as the Committee determines, from time to time and in its sole discretion, are appropriate.

14.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Participant and the creditors of the Employers to the assets transferred to the Trust. The Employers shall at all times remain liable to carry out their obligations under the Plan. The Employers' obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust.

                                      ARTICLE 15
                                    MISCELLANEOUS

15.1 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable right, interest or claim in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged and unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

15.2 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

15.3 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payments be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person. nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

15.4 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify, or amend any other such plan or program except as may otherwise be expressly provided.


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15.5   NOT A CONTRACT OF EMPLOYMENT.  The terms and conditions of this Plan shall not be deemed to constitute a Contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an employee or a director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

15.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

15.7 TERMS. Whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply. The masculine pronoun shall be deemed to include the feminine and VICE VERSA, unless the context clearly indicates otherwise.

15.8 CAPTIONS. The captions of the articles. sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

15.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the laws of the State of California.

15.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail. to:

                      Mr. Brian Kane
                      Senior Vice President of Human Resources
                      HERBALIFE INTERNATIONAL OF AMERICA, INC.
                      Post Office Box 80210
                      Los Angeles, CA 90080-0210

       Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

       Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by, mail, to the last known address of the Participant.


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

HERBALIFE INTERNATIONAL OF AMERICA, INC.
SENIOR EXECUTIVE DEFERRED COMPENSATION PLAN
Effective January 1, 1996
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15.11  SUCCESSORS.  The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant, the Participant's Beneficiaries, and their permitted successors and assigns.

15.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

15.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

15.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

15.15 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of assets sufficient to meet the Participant's tax liability (including additions to tax, penalties and interest). Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to that Participant's federal, state and local tax liability associated with such taxation (which amount shall not exceed the Participant's vested Account Balance), which liability shall be measured by using that Participant's then current highest federal, state and local marginal tax rate, plus the rates or amounts for the applicable additions to tax, penalties and interest. If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall reduce the benefits to be paid under this Plan.



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                                          20

HERBALIFE INTERNATIONAL OF AMERICA, INC.
SENIOR EXECUTIVE DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1996
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- --------------------------------------------------------------------------------

15.16 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company is aware that upon the occurrence of a Change in Control, the Board (which might then be composed of new members) or a shareholder of the Company, or of any successor corporation might then cause or attempt to cause the Company or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company to institute, or may institute, arbitration or litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company or the Committee has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company or any other person takes any action to declare the Plan void or unenforceable or institutes any arbitration, litigation or other legal action designed to deny, diminish or to recover from any Participant or Beneficiary the benefits intended to be provided, then the Company irrevocably authorizes such person to retain counsel of his or her choice at the expense of the Company to represent such person in connection with the initiation or defense of any arbitration, litigation or other legal action, whether by or against the Company, the Committee, or any director, officer, shareholder or other person affiliated with the Company or any successor thereto in any jurisdiction.

IN WITNESS WHEREOF, the Company has signed this Plan Document as of 12/29, 1995.


                             HERBALIFE INTERNATIONAL OF AMERICA,
                             INC.
                             a California corporation


                             By:  /s/ illegible
                                  ----------------------
                             Its: /s/ Senior Vice President
                                  ---------------------


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